AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
VARIABLE ACCOUNT A
GROUP IMMEDIATE VARIABLE ANNUITY CONTRACT
SUPPLEMENT DATED JULY 1, 2005
TO
PROSPECTUS DATED MAY 2, 2005

            Effective July 1, 2005, American International Life Assurance Company of New York is amending its Contract prospectus for the sole purpose of describing a change in the availability of the Columbia High Yield Opportunity Fund and Columbia Newport Tiger Fund, mutual funds of Columbia Funds Trust I and Columbia Funds Trust VII, respectively (collectively referred to as the "Funds"), as investment options under the Contract.

            Effective July 1, 2005, the Funds will no longer be offered as investment options under the Contract.

            If you have any questions, please call our Group Annuity Administration Department at 1-877-299-1724.